VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES 389
                   Insured Municipals Income Trust, Series 449

                Supplement to the Prospectus dated July 23, 2002

         Notwithstanding anything to the contrary in the prospectus, any Underwriter that purchases at least 1,000 Units of Insured Municipals Income Trust, Series 449 from the Sponsor on any single day during the initial offering period will be allowed a concession in connection with the distribution of such Units equal to $40.00 per Unit.



Supplement Dated:  July 30, 2002